LEASES	12 Months Ended
Dec. 31, 2021
Leases
LEASES

NOTE G – LEASES

The Company leases facilities and office equipment under various operating leases, which generally are expected to be renewed or replaced by other leases. For the year ended December 31, 2021 and 2020, operating lease expense totaled $108,884 and $85,025, respectively.

The weighted average remaining lease term is 1.95 years and weighted average discount rate is 5.5% as of December 31, 2021.

Future minimum lease payments as of December 31, 2021 are as follows:

2022	$12,815
2023	11,656
2024	1,150
Total minimum lease payments	25,621
Less: imputed interest	(1,465)

Present value of minimum lease payments	$24,156
Less: current portion of lease obligation	11,781
Long-term lease obligation	$12,375